BankUnited, Inc. Q4 2020 – Supplemental Information January 21, 2021 Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of BankUnited, Inc. (“BankUnited,” “BKU” or the “Company”) with respect to, among other things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” "forecasts" or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations contemplated by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions, including (without limitations) those relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity, including as impacted by the COVID-19 pandemic. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward- looking statements. Information on these factors can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are available at the SEC’s website (www.sec.gov). 2

Financial Highlights

Strong Quarterly Results in a Challenging Environment Robust capital levels Loan deferrals and modifications Operating results Continued improvement in deposit mix 4 • CET1 ratios of 12.6% at the holding company and 13.9% at the bank at December 31, 2020 • Book value per share grew to $32.05 and tangible book value grew to $31.22 at December 31, 2020 • Reinstated our share repurchase program with authorization to repurchase approximately $44.9 million in shares of common stock • EPS for the quarter of $0.89 • Annualized ROE for the quarter of 11.6% and ROA of 0.96% • Net interest income grew by $6 million linked quarter and $8 million compared to Q4 2019 • NIM of 2.33% compared to 2.32% linked quarter • Lower provision for credit losses reflecting an improving economic forecast • Average non-interest DDA up $966 million linked quarter and $2.9 billion compared to Q4 2019 • Non-interest DDA grew by $219 million for the quarter to 25% of total deposits from 18% a year ago • Average total cost of deposits continued to decline, to 0.43% for the quarter, lowest in the Company’s history • “Spot” APY on total deposits was 0.36% at December 31, 2020 • Loans on deferral totaled $207 million or less than 1% of total loans at December 31, 2020 • Commercial: $63 million or less than 1% of commercial loans • Residential: $144 million or 2% of residential loans • CARES Act modifications totaled $587 at December 31, 2020 • Commercial: $575 million or 3% of commercial loans • Residential: $12 million or less than 1% of residential loans

Highlights from Fourth Quarter Earnings

($ in millions, except per share data)	Q4 20	Q3 20	Q4 19	Change From Q3 20	Change From Q4 19	Key Highlights
Net Interest Income	$ 193	$ 187	$ 185	6	8	
Provision for Credit Losses	$ (2)	$ 29	$ -	(31)	(2)	Continuing stabilization of reserves as economic forecast improves.
Total Non-interest Income	$ 35	$ 36	$ 38	(1)	(3)	
Total Non-interest Expense	$ 123	$ 109	$ 119	14	4	Q4 20 impacted by variable compensation accrual adjustments.
Net Income	$ 86	$ 67	$ 89	19	(3)	
EPS	$ 0.89	$ 0.70	$ 0.91	0.19	(0.02)	
Pre-Provision, Net Revenue (PPNR) (1)	$ 105	$ 115	$ 104	(10)	1	
Period-end Loans	$ 23,866	$ 23,779	$ 23,155	87	711	3.0% YoY loan growth.
Period-end Deposits	$ 27,496	$ 26,597	$ 24,395	899	3,101	13.0% YoY deposit growth, primarily from non-interest bearing.
CET1	12.6 %	12.2 %	12.3 %	0.4 %	0.3 %	
Total Capital	14.7 %	14.3 %	12.8 %	0.4 %	1.9 %	Reflects $300 million in subordinated notes issued in Q2 20.
Yield on Loans	3.55 %	3.61 %	4.27 %	(0.06)%	(0.72)%	Turnover of portfolio at lower prevailing rates.
Cost of Deposits	0.43 %	0.57 %	1.48 %	(0.14)%	(1.05)%	Spot APY on total deposits declined to 0.36% at December 31, 2020.
Net Interest Margin	2.33 %	2.32 %	2.41 %	0.01 %	(0.08)%	
Non-performing Assets to Total Assets (2)	0.71 %	0.58 %	0.63 %	0.19 %	0.14 %	
Allowance for Credit Losses to Total Loans	1.08 %	1.15 %	0.47 %	(0.07)%	0.61 %	Decline from Q3 20 primarily due to charge-offs taken.
Net Charge-offs to Average Loans (3)	0.26 %	0.25 %	0.05 %	0.01 %	0.21 %	

(1) PPNR is a non-GAAP financial measure. See section entitled "Non-GAAP Financial Measures" on page 32
(2) Includes guaranteed portion of non-accrual SBA loans.
(3) YTD net charge-offs, annualized for Q3 20

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6 Continuing to Transform our Deposit Mix ($ in millions) $7,081 $7,046 $7,347 $7,542 $6,731 $5,888 $4,807 $10,911 $10,936 $10,622 $10,324 $10,590 $11,003 $12,660 $1,831 $1,847 $2,131 $2,536 $2,866 $2,917 $3,020 $4,099 $4,127 $4,295 $4,599 $5,883 $6,789 $7,009 $23,922 $23,956 $24,395 $25,001 $26,070 $26,597 $27,496 Jun 19 Sep 19 Dec 19 Mar 20 Jun 20 Sep 20 Dec 20 Non-interest Demand Interest Demand Money Market / Savings Time Non-interest bearing demand deposits have grown at a compound annual growth rate of 39% since December 31, 2018 We have consistently priced down our deposit portfolio since the Fed began lowering interest rates in late 2019 Cost of Deposits 1.70% 1.67% 1.48% 1.36% 0.80% 0.57% 0.43% Non-interest bearing 17.1% 17.2% 17.6% 18.4% 22.6% 25.5% 25.5% Spot Average Annual Percentage Yield (“APY”) At December 31, 2019 At March 31, 2020 At June 30, 2020 At September 30, 2020 At December 31, 2020 Total non-maturity deposits 1.11% 0.83% 0.44% 0.37% 0.29% Total interest-bearing deposits 1.71% 1.35% 0.82% 0.65% 0.48% Total deposits 1.42% 1.12% 0.65% 0.49% 0.36%

7 Prudently Underwritten and Well-Diversified Loan Portfolio At December 31, 2020 ($ in millions) Loan Portfolio Over Time $21,416 $21,977 $23,155 $23,185 $23,835 $23,779 $23,866 $4,699 $4,949 $5,661 $5,635 $5,578 $5,941 $6,348 $8,005 $7,501 $7,493 $7,178 $7,081 $6,984 $6,896 $5,689 $6,478 $6,719 $7,035 $7,559 $7,308 $7,230 $459 $432 $768 $852 $1,161 $1,251 $1,259 $2,564 $2,617 $2,514 $2,485 $2,456 $2,295 $2,133 12/31/2017 12/31/2018 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 Residential CRE C&I Mortgage Warehouse Lending Lending Subs CRE Non-Owner Occupied 72% Multi-family 24% Construction and Land 4% Residential Loan Product Type 30 Yr Fixed 17% 15 & 20 Year Fixed 9% 10/1 ARM 20% 5/1 & 7/1 ARM 30% Formerly Covered 2% Govt Insured 22% Owner Occupied 28% Commercial and Industrial 61% SBA PPP 11% C&I Lending Subs Pinnacle 52% Bridge - Franchise 26% Bridge - Equpment 22%

Allowance for Credit Losses

CECL Methodology

Underlying Principles	Economic Forecast	Key Variables

Underlying Principles

- The ACL under CECL represents management's best estimate at the balance sheet date of expected credit losses over the life of the loan portfolio.
- Required to consider historical information, current conditions and a reasonable and supportable economic forecast.
- For most portfolio segments, BankUnited uses econometric models to project PD, LGD and expected losses at the loan level and aggregates those expected losses by segment.
- Qualitative adjustments may be applied to the quantitative results.
- Accounting standard requires an estimate of expected prepayments which may significantly impact the lifetime loss estimate.

Economic Forecast

- Our ACL estimate was informed by Moody's economic scenarios published in December 2020.
  - Unemployment at 6.7% for Q1 2021, stable through end of 2021, declining to 5.4% by end of 2022.
  - Annualized growth in GDP 4% for Q1 2021, increasing to 4.1% by end of 2021 and 4.7% by end of 2022.
  - VIX trending down to stabilized levels through the forecast horizon.
  - S&P 500 stable near 3500, through the R&S period.
- 2 year reasonable and supportable forecast period.

Key Variables

- The models ingest numerous national, regional and MSA level economic variables and data points. Economic data and variables to which portfolio segments are most sensitive:
  - Commercial
    - Market volatility index
    - S&P 500 index
    - Unemployment rate
    - A variety of interest rates and spreads
  - CRE
    - Unemployment
    - CRE property forecast
    - 10-year treasury
    - Baa corporate yield
    - Real GDP growth
  - Residential
    - HPI
    - Unemployment rate
    - Real GDP growth
    - Freddie Mac 30-year rate

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10 Drivers of Change in the ACL ($ in millions) ACL 9/30/20 ACL 12/31/20 Assumption Changes Portfolio Changes Change in Qualitative Overlay • New loans • Exits/runoff • Portfolio seasoning • Current market adjustment • Changes to forward path of economic forecast % of Total Loans 1.15% 1.08% Economic Forecast • Additional qualitative overlay for borrowers impacted by COVID- 19 Charge-Offs • $13.8 million related to loans sold during the quarter, or held for sale at quarter- end Net Portfolio Migration • Risk rating migration • Changes in specific reserves • Primarily updates to behavioral assumptions about residential loans with payment deferrals

Allocation of the ACL

($ in millions)

	January 1, 2020		September 30, 2020		December 31, 2020	
	Balance	% of Loans	Balance	% of Loans	Balance	% of Loans
Residential and other consumer	$ 19.3	0.34%	$ 16.0	0.27%	$ 18.7	0.29%
Commercial:						
Commercial real estate	16.7	0.22%	113.3	1.62%	104.6	1.52%
Commercial and industrial	83.6	1.12%	114.4	1.34%	91.0	1.07%
Pinnacle	0.4	0.03%	0.4	0.03%	0.3	0.03%
Franchise finance	9.0	1.44%	24.4	4.03%	36.3	6.61%
Equipment finance	7.0	1.02%	5.6	1.05%	6.4	1.34%
Total commercial	116.7	0.67%	258.1	1.45%	238.6	1.36%
Allowance for credit losses	**$ 136.0**	0.59%	**$ 274.1**	1.15%	**$ 257.3**	1.08% (2)

Asset Quality Ratios	December 31, 2019	September 30, 2020	December 31, 2020
Non-performing loans to total loans (1)	0.88%	0.84%	1.02%
Non-performing assets to total assets	0.63%	0.58%	0.71%
Allowance for credit losses to non-performing loans (1)	53.07%	136.86%	105.26%
Net charge-offs to average loans	0.05%		0.26%

(1) Non-performing loans and assets include the guaranteed portion of non-accrual SBA loans totaling $51.3 million, $43.6 million, and $45.7 million or 0.22%, 0.18%, and 0.20% of total loans and 0.15%, 0.12%, and 0.14% of total assets, at December 31, 2020, September 30, 2020, and December 31, 2019.

(2) ACL to total loans, excluding government insured residential loans, PPP loans and MWL, which carry nominal or no reserves, was 1.26% at December 31, 2020. See section entitled "Non-GAAP Financial Measures" on page 33.

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Loan Portfolio and Credit

13 Loan Portfolio – Geographic Distribution At December 31, 2020 NY Tri-State Area 24% FL 38%Other 38% CA 31% NY 22%FL 11% Other 36% NY 36% FL 53% Other 11% Commercial (1) Residential CRE (1) Includes PPP, MWL, BFG and Pinnacle

Loan Portfolio – Granular, Diversified Commercial & Industrial Portfolio

At December 31, 2020

($ in millions)

- Includes $2 billion of owner-occupied real estate
- Some key observations:
  - Educational services – well established private colleges, universities and high schools
  - Transportation and warehousing – cruise lines, aviation authorities, logistics
  - Health care – larger physician practice management companies, HMO's, mental health & substance abuse; no small practices
  - Arts and entertainment – stadiums, professional sports teams, gaming
  - Accommodation and food services – time share, direct food services businesses and concessionaires

Industry	Balance [(1)]	Commitment	% of Portfolio
Finance and Insurance	$1,054	$1,775	16.4%
Educational Services	654	696	10.1%
Wholesale Trade	652	1,022	10.1%
Transportation and Warehousing	472	594	7.3%
Health Care and Social Assistance	443	610	6.9%
Manufacturing	343	460	5.3%
Information	330	515	5.1%
Real Estate and Rental and Leasing	309	497	4.8%
Accommodation and Food Services	300	400	4.7%
Retail Trade	298	416	4.6%
Professional, Scientific, and Technical Services	273	361	4.2%
Construction	252	431	3.9%
Public Administration	238	254	3.7%
Other Services (except Public Administration)	230	280	3.6%
Administrative and Support and Waste Management	199	263	3.1%
Arts, Entertainment, and Recreation	186	232	2.9%
Utilities	174	228	2.7%
Other	41	52	0.6%
	$6,448	**$9,086**	**100.0%**

(1) Excludes PPP loans

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15 • Commercial real estate loans are secured by income-producing, non-owner occupied properties, typically with well capitalized middle market sponsors • 74% of the CRE portfolio, 79% of the retail segment and 55% of the hotel segment have LTVs less than 65% • Construction and land loans, included in the table above by property type, represent only 1% of the total loan portfolio. • Average rent collections for the fourth quarter, based on a sample of borrowers: • Office – 90% NY, 97% FL • Multi-family – 90% NY, 96% FL • Retail – 94% NY, 98% FL • Hotel occupancy – averaging 46% in Florida, over 50% for December. • NY commercial Real Estate portfolio contains $264 million of mixed-used properties; $194 million included in the table above in multi-family, $51 million in retail and $19 million in office ($ in millions) Loan Portfolio – Commercial Real Estate by Property Type At December 31, 2020 Property Type Balance FL NY Other Wtd. Avg. DSCR Wtd. Avg. LTV Non- Performing Office 2,117$ 60% 24% 16% 2.24 58.7% 9$ Multifamily 1,800 31% 62% 7% 1.62 57.5% 24 Retail 1,369 52% 40% 8% 1.39 61.0% 17 Warehouse/Industrial 841 64% 19% 17% 2.34 56.4% - Hotel 622 74% 16% 10% 1.13 64.5% 35 Other 147 82% 11% 7% 1.79 54.1% 7 6,896$ 53% 36% 11% 1.81 59.0% 92$

Loan Portfolio – Deferrals and Modifications

At December 31, 2020

($ in millions)

- Loans subject to COVID related deferral or modification under the CARES Act totaled $794 million or 3% of the total loan portfolio at December 31, 2020. By comparison, at the end of Q2, we reported that we had granted 90-day payment deferrals on $3.6 billion of loans or 15% of the total loan portfolio.
- Commercial CARES Act modifications are most often 9 to 12-month interest only periods.
- Commercial deferrals remained consistent quarter over quarter at 4% of the commercial portfolio
- Residential deferrals and modifications declined to 2% of the residential portfolio at December 31, 2020 from 8% at September 30

	Currently Under Short-Term Deferral	CARES Act Modifications	Total	% of Portfolio
Residential - excluding government insured	$ 144	$ 12	$ 156	2%
CRE - Property Type:				
Retail	$ 29	$ 19	$ 48	4%
Hotel	1	343	344	55%
Office	-	48	48	2%
Multifamily	-	16	16	1%
Other	2	-	2	1%
Total CRE	$ 32	$ 426	$ 458	7%
C&I - Industry:				
Accomm. and Food Services	$ -	$ 15	$ 15	5%
Retail Trade	1	17	18	6%
Manufacturing	2	11	13	4%
Transportation and Warehousing (cruise lines)	-	48	48	10%
Finance and Insurance	-	18	18	2%
Other	7	15	22	1%
Total C&I	$ 10	$ 124	$ 134	2%
BFG - Franchise	$ 21	$ 25	$ 46	8%
Total Commercial	$ 63	$ 575	$ 638	4%
Total Loans	**$ 207**	**$ 587**	**$ 794**	**3%**
% of Total Loans	**<1%**	**2%**	**3%**	

Residential – Excluding Government Insured

Through December 31, 2020, a total of $525 million of residential loans, excluding government insured loans, had been granted an initial short-term payment deferral. The status of those loans at December 31, 2020 is presented in the table below:

Loans Still Under Short-Term Deferral		Loans That Have Rolled Off of Short-Term Deferral			
		Paying as Agreed		Not Resumed Regular Payments	
Balance	% of Loans Initially Granted Short-Term Deferral (1)	Balance	% of Loans Rolled Off Short-Term Deferral	Balance	% of Loans Rolled Off Short-Term Deferral
$144	27%	$362	95%	$19	5%

(1) Includes $23 million of loans continuing to make payments.

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17 Loan Portfolio – Segments Identified for Heightened Monitoring At December 31, 2020 Moderate exposure to sectors most impacted by the pandemic ($ in millions) • 79% of commercial loans deferred or modified and 55% of criticized and classified assets are in these sub- segments Portfolio Balance % of Total Loans Short-Term Deferral or CARES Modification % of Portfolio Segment Non-Performing Loans Special Mention Classified Retail - CRE 1,369$ 6% 48$ 4% 17$ 87$ 301$ Retail - C&I 298 1% 18 6% 8 12 50 BFG - franchise finance 550 2% 46 8% 45 72 287 Hotel 622 3% 344 55% 35 69 440 Airlines and aviation authorities 120 1% - - - 35 43 Cruise line 71 - 48 67% - - 71 Total 3,030$ 13% 504$ 17% 105$ 275$ 1,192$

18 Loan Portfolio – Retail At December 31, 2020 ($ in millions) • No significant mall or “big box” exposure • $46 million and $19 million of Retail-Unanchored and Retail- Anchored, respectively, are mixed-used properties Retail - Commercial Real Estate Retail – Commercial & Industrial Property Type Balance Currently Under Short- Term Deferral CARES Act Modification Retail - Anchored 699$ -$ 6$ Retail - Unanchored 615 24 13 Construction to Perm 24 - - Gas station 24 - - Restaurant 7 5 - 1,369$ 29$ 19$ Industry Not Secured by Real Estate Owner Occupied Real Estate Total Balance Currently Under Short- Term Deferral CARES Act Modification Gasoline Stations 1$ 86$ 87$ -$ -$ Health and Personal Care Stores 18 6 24 - 17 Furniture Stores 17 6 23 - - Vending Machine Operators 20 1 21 - - Specialty Food Stores 1 18 19 - - Grocery Stores 1 17 18 - - Automobile Dealers 7 7 14 - - Clothing Stores 1 11 12 - - Office Supplies, Stationery, and Gift Stores 11 1 12 - - Other 19 49 68 1 - 96$ 202$ 298$ 1$ 17$

19 Loan Portfolio – BFG Franchise Finance At December 31, 2020 ($ in millions) Portfolio Breakdown by Concept CA 19% FL 8% TX 7% UT 6% Other 60% Portfolio Breakdown by Geography Restaurant Concepts Balance % of BFG Franchise Currently Under Short- Term Deferral CARES Act Modifications Burger King 63$ 11% -$ -$ Dunkin Donuts 28 5% - - Popeyes 28 5% - - Jimmy John's 20 4% - - Domino's 18 3% - - Other 170 32% - - 327$ 60% -$ -$ Non-Restaurant Concept Balance % of BFG Franchise Currently Under Short- Term Deferral CARES Act Modifications Planet Fitness 98$ 18% -$ 25$ Orange Theory Fitness 85 15% 19 - Other 40 7% 2 - 223$ 40% 21$ 25$

20 Loan Portfolio – Hotel At December 31, 2020 ($ in millions) • 74% of our exposure is in Florida, followed by 16% in New York • Includes $61.8 million in SBA loans • All hotel properties in Florida and two of three properties in New York are now open Exposure by Flag Marriott $171 28% Independent $162 26% Hilton $86 14% IHG $59 9% Sheraton $39 6% Other $105 17% Total Portfolio: $622mm

High quality residential portfolio consists of primarily prime jumbo mortgages with de-minimis charge-offs since inception as well as fully government insured assets 21(1) Excludes government insured residential loans. FICOs are refreshed routinely. LTVs are typically based on valuation at origination. Credit Quality – Residential At December 31, 2020 Breakdown by LTV(1) More than 80% 3% 71% - 80% 41% 61% - 70% 24% 60% or less 32% <720 or NA 11% 720-759 19% >759 70% FICO Distribution(1) Breakdown by Vintage(1) 2020 23% 2019 13% 2018 8%2017 12% 2016 15% Prior 29%

22 Asset Quality Metrics 0.59% 0.88% 0.85% 0.86% 0.84% 1.02% 0.51% 0.68% 0.64% 0.67% 0.66% 0.80% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% Dec 18 Dec 19 Mar 20 Jun 20 Sep 20 Dec 20 Incl. guaranteed portion of non-accrual SBA loans Excl. guaranteed portion of non-accrual SBA loans Non-performing Loans to Total Loans Non-performing Assets to Total Assets Net Charge-offs to Average Loans(1) 0.43% 0.63% 0.61% 0.60% 0.58% 0.71% 0.37% 0.49% 0.46% 0.47% 0.46% 0.56% 0.00% 0.25% 0.50% 0.75% 1.00% Dec 18 Dec 19 Mar 20 Jun 20 Sep 20 Dec 20 Incl. guaranteed portion of non-accrual SBA loans Excl. guaranteed portion of non-accrual SBA loans 0.28% 0.05% 0.13% 0.20% 0.25% 0.26% 0.00% 0.20% 0.40% 0.60% Dec 18 Dec 19 Mar 20 Jun 20 Sep 20 Dec 20 (1) YTD net charge-offs, annualized at September 30, 2020, June 30, 2020 and March 31, 2020.

23 Non-Performing Loans by Portfolio Segment ($ in thousands) (1) Includes the guaranteed portion of non-accrual SBA loans totaling $51.3 million, $43.6 million, $45.7 million, $49.1 million, $45.7 million and $17.8 at December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019 and December 31, 2018, respectively. $7,254 $18,894 $16,956 $13,183 $12,120 $28,828 $11,928 $17,997 $11,202 $21,748 $30,941 $36,557 $25,560 $6,138 $6,011 $6,011 $24,090 $28,309 $65,296 $51,130 $65,588 $65,248 $42,824 $17,424 $20,939 $11,561 $1,148 $5,308 $13,631 $37,635 $32,857 $32,762 $45,028 $34,108 $61,892 $63,726 $63,713 $59,233 $67,126 $129,891 $204,787 $198,221 $204,248 $200,304 $244,453 12/31/2018 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 Residential CRE Multifamily C&I Equipment Franchise SBA(1)

24 (1) Substandard non-accruing and doubtful includes $11.7 million of loans rated doubtful at December 31, 2020. (2) Substandard non-accruing and doubtful includes $0.2 million of loans rated doubtful at December 31, 2020. (3) Includes the guaranteed portion of non-accrual SBA loans totaling $51.3 million, $43.6 million, $45.7 million, $49.1 million, $45.7 million and $17.8 at December 31, 2020, September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019 and December 2018, respectively. Criticized and Classified Loans ($ in millions) $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 Commercial Real Estate Commercial & Industrial (2) Franchise Finance(1) Equipment Finance SBA(3) $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000

25 Criticized and Classified - CRE by Property Type ($ in millions) $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 Warehouse/Industrial Hotel Other $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 Office Multifamily Retail $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450

26 Criticized and Classified – BFG Franchise Finance ($ in millions) $0 $20 $40 $60 $80 $100 $120 $140 $160 12/31/18 12/31/19 3/31/20 6/30/20 9/30/20 12/31/20 $0 $20 $40 $60 $80 $100 $120 $140 $160 12/31/18 12/31/19 3/31/20 6/30/20 9/30/20 12/31/20 Restaurant Concepts (1) Fitness Concepts $0 $20 $40 $60 $80 $100 $120 $140 $160 12/31/18 12/31/19 3/31/20 6/30/20 9/30/20 12/31/20 Other (1) Substandard non-accruing and doubtful includes $11.7 million of loans rated doubtful at December 31, 2020.

27 Asset Quality - Delinquencies ($ in millions) Commercial Residential (2) $0 $20 $40 $60 $80 $100 $120 $140 12/31/18 12/31/19 3/31/20 6/30/20 9/30/20 12/31/20 $0 $20 $40 $60 $80 $100 $120 $140 12/31/18 12/31/19 3/31/20 6/30/20 9/30/20 12/31/20 (1) (1) Increase in 60-89 Days PD at 9/30/20 impacted by $70MM of In Process CARES Act Modifications. (2) Excludes government insured residential loans. $0 $20 $40 $60 $80 $100 $120 $140 12/31/18 12/31/19 3/31/20 6/30/20 9/30/20 12/31/20 CRE (1)

Investment Portfolio

Investment Securities AFS

($ in thousands)

The AFS debt securities portfolio of $9.1 billion was in a net unrealized gain position of $85.6 million at December 31, 2020

Portfolio Composition



State and Municipal Obligations 3%
Other 3%
CLOs 13%
US Government and agency 35%
Residential real estate lease-backed securities 7%
Private label CMBS 28%
Private label RMBS and CMOs 11%

Ratings Distribution



A 2%
AA 5%
NR 1%
Gov 36%
AAA 56%

Portfolio	December 31, 2019 Net Unrealized Gain (Loss)	December 31, 2019 Fair Value	March 31, 2020 Net Unrealized Gain (Loss)	March 31, 2020 Fair Value	September 30, 2020 Net Unrealized Gain (Loss)	September 30, 2020 Fair Value	December 31, 2020 Net Unrealized Gain (Loss)	December 31, 2020 Fair Value
US Government and agency	$ 10,516	$ 2,826,207	$ (23,649)	$ 2,893,932	$ 22,342	$ 3,174,959	$ 23,752	$ 2,944,924
Private label RMBS and CMOs	10,840	1,012,177	(11,659)	1,173,880	17,135	1,167,706	15,713	998,603
Private label CMBS	5,456	1,724,684	(123,796)	1,604,814	(1,859)	2,440,550	12,083	2,526,354
Residential real estate lease-backed securities	2,566	470,025	(21,188)	528,793	13,745	768,898	14,819	650,888
CLOs	(7,539)	1,197,366	(74,676)	1,094,793	(16,010)	1,142,404	(8,449)	1,140,274
State and Municipal Obligations	15,774	273,302	15,431	271,033	19,962	242,921	21,966	235,709
Other	733	194,904	(10,283)	255,161	6,660	251,839	5,755	565,657
Total	**$ 38,346**	**$ 7,698,665**	**$ (249,820)**	**$ 7,822,406**	**$ 61,975**	**$ 9,189,277**	**$ 85,639**	**$ 9,062,409**

29

30 Investment Securities – Asset Quality of Select Non-Agency Securities At December 31, 2020 Strong credit enhancement levels on CLOs and CMBS Collateralized Loan Obligations (CLOs) Private Label Commercial Mortgage-Backed Securities (CMBS) AAA 84% AA 13% A 3% AAA 90% AA 7% A 3% Wtd. Avg. Rating Min Max Avg Stress Scenario Loss AAA 36.0 48.4 43.3 20.4 AA 26.9 40.7 32.5 23.0 A 24.5 29.9 26.5 23.0 Wtd. Avg. 34.5 46.8 41.3 20.8 Subordination Wtd. Avg. Rating Min Max Avg Stress Scenario Loss AAA 27.9 96.3 41.9 12.0 AA 19.1 52.2 34.5 11.2 A 21.5 80.9 38.0 10.9 Wtd. Avg. 27.1 92.7 41.3 11.9 Subordination

Non-GAAP Financial Measures

32 Non-GAAP Financial Measures

33 Non-GAAP Financial Measures (continued)